Alexis Practical Tactical ETF
Schedule of Investments
February 28, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 79.1%	Shares	Value
Invesco QQQ Trust Series 1	8,697	$5,281,601
Invesco S&P 500 Equal Weight ETF	32,983	6,760,526
iShares 0-1 Year Treasury Bond ETF	31,101	3,433,239
iShares 0-5 Year High Yield Corporate Bond ETF	161,213	6,893,468
iShares MSCI Emerging Markets ETF	102,627	6,422,398
iShares MSCI International Momentum Factor ETF	190,576	10,045,261
iShares MSCI USA Momentum Factor ETF	36,546	9,244,676
JPMorgan Ultra-Short Income ETF	165,587	8,405,196
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	83,051	8,362,405
State Street Financial Select Sector SPDR ETF	38,506	1,980,364
State Street Industrial Select Sector SPDR ETF	13,711	2,428,767
State Street SPDR Dow Jones Industrial Average ETF Trust	16,588	8,122,480
State Street SPDR S&P MidCap 400 ETF Trust	13,844	9,037,640
VanEck Semiconductor ETF (a)	12,309	5,002,008
Vanguard Dividend Appreciation ETF	38,862	8,848,877
Vanguard Growth ETF	15,173	6,992,781
Vanguard Mega Cap Growth ETF	21,321	8,250,161
Xtrackers MSCI EAFE Hedged Equity ETF	175,122	9,164,134
TOTAL EXCHANGE TRADED FUNDS (Cost $103,316,602)		124,675,982

COMMON STOCKS - 14.1%	Shares	Value
Communications - 1.7%
Alphabet, Inc. - Class A	5,357	1,670,099
Meta Platforms, Inc. - Class A	1,518	983,937
		2,654,036

Consumer Discretionary - 3.1%
Home Depot, Inc.	686	261,174
Marriott International, Inc. - Class A	4,114	1,405,877
Tesla, Inc. (b)	3,623	1,458,294
TJX Cos., Inc.	11,272	1,822,231
		4,947,576

Financials - 0.9%
Visa, Inc. - Class A	4,242	1,358,034

Industrials - 1.3%
Caterpillar, Inc.	2,790	2,072,496

Materials - 0.8%
Freeport-McMoRan, Inc.	17,965	1,223,057

Technology - 6.3%
Apple, Inc.	5,008	1,323,013
Applied Materials, Inc. (a)	9,004	3,352,189
Cisco Systems, Inc.	8,001	635,760
Microsoft Corp.	3,008	1,181,362
NVIDIA Corp. (a)	14,623	2,591,049
Oracle Corp.	6,275	912,385
		9,995,758
TOTAL COMMON STOCKS (Cost $14,315,524)		22,250,957

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 1.9%	Par	Value
3.44%, 10/29/2026 (c)	3,000,000	2,931,409
TOTAL U.S. TREASURY BILLS (Cost $2,932,442)		2,931,409

TOTAL INVESTMENTS - 95.1% (Cost $120,564,568)		149,858,348
Money Market Deposit Account - 5.0% (d)		7,913,861
Liabilities in Excess of Other Assets - (0.1)%		(124,142)
TOTAL NET ASSETS - 100.0%		$157,648,067

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	Non-income producing security.
(c)	The rate shown is the annualized yield as of February 28, 2026.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of February 28, 2026 was 3.36%.

Alexis Practical Tactical ETF
Schedule of Written Options
February 28, 2026 (Unaudited)

WRITTEN OPTIONS - (0.0)%	Notional Amount	Contracts	Value
Call Options - (0.0)% (a)(b)(c)
Applied Materials, Inc., Expiration: 03/20/2026; Exercise Price: $350.00	$(558,450)	(15)	$(49,770)
NVIDIA Corp., Expiration: 03/20/2026; Exercise Price: $210.00	(442,975)	(25)	(1,725)
VanEck Semiconductor ETF, Expiration: 03/20/2026; Exercise Price: $425.00	(812,740)	(20)	(15,000)
TOTAL WRITTEN OPTIONS (Premiums received $62,403)			$(66,495)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	100 shares per contract.
(c)	Exchange-traded.

Summary of Fair Value Disclosure as of February 28, 2026 (Unaudited)

Alexis Practical Tactical ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$124,675,982	$–	$–	$124,675,982
Common Stocks	22,250,957	–	–	22,250,957
U.S. Treasury Bills	–	2,931,409	–	2,931,409
Total Investments	$146,926,939	$2,931,409	$–	$149,858,348

Liabilities:
Investments:
Written Options	$(66,495)	$–	$–	$(66,495)
Total Investments	$(66,495)	$–	$–	$(66,495)

Refer to the Schedule of Investments for further disaggregation of investment categories.